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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                          Date of report: May 26, 1998
                        (Date of earliest event reported)


                        ENSTAR INCOME PROGRAM IV-1, L.P.,
                          a Georgia limited partnership
             (Exact name of registrant as specified in its charter)




         Georgia                    Commission File:               58-1648322
(State or other jurisdiction           0-15705                 (I.R.S. Employer
of incorporation or organization)                            identification No.)


                      10900 Wilshire Boulevard, 15th Floor
                          Los Angeles, California 90024
          (Address of principal executive offices, including zip code)




                                 (310) 824-9990
                (Registrant's phone number, including area code)


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          Item 5. Other Events

          On April 29, 1998, Madison Partnership Liquidity Investors 58, L.L.C. disseminated a letter stating its interest in acquiring up to 4.9% of the outstanding units of limited partnership interests in Enstar Income Program IV-1, L.P. (the "Registrant") for a price of $125 per unit. This offer was made without the consent or involvement of the Registrant's Corporate General Partner. The Corporate General Partner has considered the offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the Corporate General Partner's bases therefor were conveyed to limited partners in a letter dated May 26, 1998 which is filed as an exhibit hereto and incorporated herein by this reference.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

               5.1 Letter to Limited Partners dated May 26, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Enstar Income Program IV-1, L.P.
                                     a Georgia limited partnership



Date:  May 26, 1998.                 By:    /s/ Michael K. Menerey
                                            ----------------------
                                                Michael K. Menerey
                                                Chief Financial Officer
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                                                                 Sequentially
                                                                   Numbered
            Exhibit             Description                          Page
            -------             -----------                          ----

              5.1               Letter to Limited                     5
                                 Partners dated
                                  May 26, 1998